UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive, Goleta, CA		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on August 6, 2019, Inogen, Inc., a Delaware corporation (“Inogen” or “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Inogen, New Aera, Inc., a Delaware corporation (“New Aera”), Move Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Inogen, and Gregory J. Kapust, as stockholder representative. On August 9, 2019 (the “Effective Date”), Inogen completed the acquisition of New Aera pursuant to and on the terms set forth in the Merger Agreement. In connection with the Merger Agreement, Inogen also separately acquired certain intellectual property assets from Silverbow Development, LLC, an affiliate of New Aera (“Silverbow”), on the Effective Date.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on August 9, 2019 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

The audited Statement of Assets Acquired and Liabilities Assumed (the “Audited Statement”) as of August 9, 2019 with respect to the acquisition of New Aera, Inc. is filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The consent of independent auditors is attached as Exhibit 23.1 hereto.

Pursuant to a letter dated July 3, 2019 from the Securities and Exchange Commission’s Division of Corporation Finance (the “SEC”), the SEC advised the Company that the Company could provide the Audited Statement prepared on the basis of the allocation of the Company’s acquisition consideration as of the acquisition date in lieu of the full financial statements of New Aera and any pro forma financial statements pursuant to Rule 11-01 for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information.

The information contained in Item 9.01(a) is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of Independent Auditors
99.1	Audited Statement of New Aera Assets Acquired and Liabilities Assumed
104	The cover page of this Current Report on Form 8-K/A, formatted in inline XBRL

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited Statement of New Aera, Inc. Assets Acquired and Liabilities Assumed

104	The cover page of this Current Report on Form 8-K/A, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date: October 24, 2019	By:	/s/ Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer